Exhibit 4.3.7
SEVENTH SUPPLEMENTAL INDENTURE, dated as of October 7, 2020 (the “Seventh Supplemental Indenture”) between Meritage Homes Corporation, a corporation organized under the laws of the State of Maryland (the “Issuer”), the Guarantors named therein, Meritage Homes of Utah, Inc., a corporation organized under the laws of the State of Arizona (the “Additional Guarantor”), and Regions Bank, as successor trustee (the “Successor Trustee”) under the Indenture (as defined below). Capitalized terms used and not defined herein shall have the same meanings given in the Indenture unless otherwise indicated.
WHEREAS, the Issuer, the Guarantors thereto and the Trustee are parties to that certain Indenture dated as of April 10, 2012 (the “Indenture”) pursuant to which the Company issued its 7% Senior Notes due 2022 (the “Notes”) and the Guarantors guaranteed the obligations of the Issuer under the Indenture and the Notes;
WHEREAS, pursuant to Section 4.08 of the Indenture, if the Issuer acquires or creates any additional subsidiary which is a Restricted Subsidiary, each such subsidiary shall execute and deliver a supplemental indenture pursuant to which such subsidiary shall unconditionally guaranty the Issuer’s obligations under the Notes;
WHEREAS, the Issuer, the Guarantors thereto, the Trustee and Meritage Homes of Florida Realty LLC are parties that certain First Supplemental Indenture dated as of August 21, 2012 pursuant to which Meritage Homes Florida Realty LLC was added as a Guarantor;
WHEREAS, the Issuer, the Guarantors thereto, the Trustee and Meritage Homes of Tennessee, Inc. are parties to that certain Second Supplemental Indenture dated as of September 3, 2013 pursuant to which Meritage Homes of Tennessee, Inc. was added as a Guarantor;
WHEREAS, the Issuer, the Guarantors thereto, the Trustee and Meritage Homes of South Carolina, Inc. are parties to that certain Third Supplemental Indenture dated as of June 12, 2014 pursuant to which Meritage Homes of South Carolina, Inc. was added as a Guarantor;
WHEREAS, the Issuer, the Guarantors thereto, MTH Realty, LLC, Meritage Homes of Georgia, Inc., and the Trustee are parties to that certain Fourth Supplemental Indenture dated as of July 18, 2014 pursuant to which MTH Realty, LLC and Meritage Homes of Georgia, Inc. were added as Guarantors;
WHEREAS, the Issuer, the Guarantors thereto, MTH GA Realty LLC, MTH SC Realty LLC, MTH Financial Holdings, Inc., MLC Holdings, Inc., dba MLC Land Holdings, Inc., Meritage Homes of Georgia Realty LLC, and the Trustee are parties to the Fifth Supplemental Indenture, dated as of December 5, 2014, pursuant to which MTH GA Realty LLC, MTH SC Realty LLC, MTH Financial Holdings, Inc., MLC Holdings, Inc., dba MLC Land Holdings, Inc., and Meritage Homes of Georgia Realty LLC were added as Guarantors;
WHEREAS, the Issuer, the Guarantors thereto, Meritage Homes Insurance Agency, Inc., and the Trustee are parties to that certain Sixth Supplemental Indenture dated as of May 31, 2019 pursuant to which Meritage Homes Insurance Agency, Inc. was added as a Guarantor;
WHEREAS, the Additional Guarantor is a Restricted Subsidiary of the Issuer;

WHEREAS, the Issuer and the Successor Trustee desire to have the Additional Guarantor enter into this Seventh Supplemental Indenture and agree to guaranty the obligations of the Issuer under the Indenture and the Notes and the Additional Guarantor desires to enter into this Seventh Supplemental Indenture and to guaranty the obligations of the Issuer under the Indenture and the Notes as of such date;
WHEREAS, by entering into this Seventh Supplemental Indenture, the Issuer and the Successor Trustee have consented to amend the Indenture in accordance with the terms and conditions herein;
WHEREAS, each Guarantor hereby acknowledges and consents to amend the Indenture in accordance with the terms and conditions herein; and
WHEREAS, all acts and things prescribed by the charter documents of the Additional Guarantor (as now in effect) necessary to make this Seventh Supplemental Indenture a valid instrument legally binding on the Additional Guarantor for the purposes herein expressed, in accordance with its terms, have been duly done and performed.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors, the Additional Guarantor and the Successor Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:
1.Additional Guarantor as Guarantor. As of the date hereof and pursuant to this Seventh Supplemental Indenture, the Additional Guarantor shall become a Guarantor under the definition of Guarantor in the Indenture in accordance with the terms and conditions of the Indenture and shall assume all rights and obligations of a Guarantor thereunder.
2.Construction. For all purposes of this Seventh Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the defined terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words “herein,” “hereof,” “hereby” and other words of similar import used in this Seventh Supplemental Indenture refer to this Seventh Supplemental Indenture as a whole and not to any particular Section hereof.
3.Trustee Acceptance. The Successor Trustee accepts the amendment of the Indenture effected by this Seventh Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Successor Trustee in the performance of its duties and obligations under the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Successor Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of each of the Issuer and the Additional Guarantor, respectively, and makes no representations as to the validity or enforceability against either the Issuer or the Additional Guarantor.
4.Indenture Ratified. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

5.Holders Bound. This Seventh Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
6.Successors and Assigns. This Seventh Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.Counterparts. This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.
8.Governing Law. This Seventh Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the Issuer, the Guarantors, the Additional Guarantor and the Successor Trustee have caused this Seventh Supplemental Indenture to be duly executed as of the date first above written.
ISSUER:

MERITAGE HOMES CORPORATION
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

By:    /s/ C. Timothy White
    Name:        C. Timothy White
    Title:        General Counsel, Executive Vice President and Secretary

ADDITIONAL GUARANTOR:

MERITAGE HOMES OF UTAH, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer, Chief Accounting Officer and Assistant Secretary

TRUSTEE:

REGIONS BANK, as Successor Trustee
By:    /s/ Craig A. Kaye
    Name: Craig A. Kaye
Title: Vice President

    [Signature Pages to Seventh Supplemental Indenture]

GUARANTORS:

MERITAGE PASEO CROSSING, LLC
By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE PASEO CONSTRUCTION, LLC
By:    Meritage Homes Construction, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF ARIZONA, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES CONSTRUCTION, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

    [Signature Pages to Seventh Supplemental Indenture – Continued]

MERITAGE HOMES OF TEXAS HOLDING, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF CALIFORNIA, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC
By:    Meritage Homes of Texas, LLC
Its:    Sole Member

By:    Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOLDINGS, L.L.C.
By:    Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

    [Signature Pages to Seventh Supplemental Indenture – Continued]

MERITAGE HOMES OF NEVADA, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MTH-CAVALIER, LLC
By:    Meritage Homes Construction, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MTH GOLF, LLC
By:    Meritage Homes Construction, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF COLORADO, INC.

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

    [Signature Pages to Seventh Supplemental Indenture – Continued]

MERITAGE HOMES OF FLORIDA, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

CALIFORNIA URBAN HOMES, LLC
By:    Meritage Homes of California, Inc.
Its:    Sole Member and Manager

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF TEXAS, LLC
By:    Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OPERATING COMPANY, LLC
By:    Meritage Holdings, L.L.C.
Its:    Manager

By:    Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

    [Signature Pages to Seventh Supplemental Indenture – Continued]

    [Signature Pages to Seventh Supplemental Indenture – Continued]

WW PROJECT SELLER, LLC
By:    Meritage Paseo Crossing, LLC
Its:    Sole Member

By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF THE CAROLINAS, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

CAREFREE TITLE AGENCY, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

M&M FORT MYERS HOLDINGS, LLC
By:    Meritage Paseo Crossing, LLC
Its:    Sole Member and Manager

By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    [Signature Pages to Seventh Supplemental Indenture – Continued]

    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF FLORIDA REALTY LLC
    [Signature Pages to Seventh Supplemental Indenture – Continued]

By:    Meritage Homes of Florida, Inc.
Its:    Manager and Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF TENNESSEE, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF SOUTH CAROLINA, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MTH REALTY LLC
By:    Meritage Paseo Crossing, LLC
Its:    Sole Member and Manager

By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

    [Signature Pages to Seventh Supplemental Indenture – Continued]

MERITAGE HOMES OF GEORGIA, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MTH GA REALTY LLC
By:    Meritage Homes of Georgia, Inc.
Its:    Manager and Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MTH SC REALTY LLC
By:    Meritage Homes of South Carolina, Inc.
Its:    Manager and Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MTH FINANCIAL HOLDINGS, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

    [Signature Pages to Seventh Supplemental Indenture – Continued]

MLC HOLDINGS, INC., dba MLC LAND HOLDINGS, INC.
By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF GEORGIA REALTY, LLC
By:    Meritage Homes of Georgia, Inc.
Its:    Manager and Sole Member

By:    /s/ Hilla Sferruzza
    Name:        Hilla Sferruzza
    Title:        Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES INSURANCE AGENCY, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
                         Title:    Executive Vice President, Chief
    Financial Officer, Chief Accounting Officer and Assistant Secretary

    [End of Signature Pages to Seventh Supplemental Indenture]